UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 11, 2021

Date of Report (Date of earliest event reported)

VENUS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-393-6713

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Ordinary Share	VENA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed. on February 8, 2021, the registration statement (File No. 333-251507) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Venus Acquisition Corporation, a Cayman Islands exempt company (the “Company”) was declared effective by the Securities and Exchange Commission.

On February 11, 2021, the Company consummated the IPO of 4,000,000 units (the “Units”). In addition, the underwriters exercised in full the over-allotment option for an additional 600,000 Units on such date, resulting in the issuance and sale of an aggregate of 4,600,000 Units. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $46,000,000.

Each Unit consists of one ordinary share, par value $0.001 per share (“Share”), one warrant (“Warrant”) entitling its holder to purchase one-half of one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination.

As of the date of this filing, a total of $46,460,000 of the net proceeds from the IPO and the Private Placement Unit Purchase Agreement transaction completed with the Sponsor (as described in Item 3.02 below), Yolanda Management Corporation, were deposited in a trust account established for the benefit of the Company’s public shareholders, established with Wilmington Trust, National Association acting as trustee, at an account at Morgan Stanley.

An audited balance sheet as of February 11, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement Unit Purchase Agreement (as defined below) is included on this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Balance Sheet dated February 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of February 18, 2021 by the undersigned hereunto duly authorized.

Venus Acquisition Corporation

By:	/s/ Yanming Liu
Yanming Liu
Chief Executive Officer

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